UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 12, 2006

SRS LABS, INC.

(Exact Name of registrant as specified in its charter)

Delaware	0-21123	33-0714264
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2909 Daimler Street Santa Ana, California		92705
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 442-1070

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

Designation of Executive Officers as Participants Under the 2005 Change of Control Plan

On January 12, 2006, the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of SRS Labs, Inc. (the “Company”), the sponsor of the Company’s 2005 Change in Control Protection Plan (the “Change in Control Plan”) designated Ulrich E. Gottschling, Chief Financial Officer, Secretary and Treasurer of the Company, and Michael Franzi, Vice President, Sales-Licensing of the Company, as participants in the Change in Control Plan.

The Change in Control Plan generally provides that if a participant’s employment is terminated without cause or if the participant resigns for good reason during a two year period following a change in control, as defined in the Change in Control Plan, the participant will be entitled to receive a severance payment.  Under the Change in Control Plan, the size of severance payment that would be due to a participant upon the occurrence of a covered termination ranges from to one to two times the participant’s average taxable income during the five years preceding the change in control, depending on the participant’s position with the Company.  The Change in Control Plan also provides that the Company will pay a participant’s COBRA premiums for a period of 18 months following a covered termination.

Pursuant to the Compensation Committee’s designation, Mr. Gottschling would be entitled to one and one half times, and Mr. Franzi would be entitled to one times, his annual compensation upon the occurrence of a covered termination within a two year period following a change in control.  Each of Mr. Gottschling and Mr. Franzi have entered into a Participation Agreement dated January 12, 2006 with the Company under the Change in Control Plan (hereinafter referred to individually as the “Gottschling Participation Agreement” and the “Franzi Participation Agreement”).

The foregoing description of the Gottschling Participation Agreement and the Franzi Participation Agreement do not purport to be complete and are qualified in their entirety by reference to the text of each document which is filed with this Current Report on Form 8-K.  A copy of Mr. Gottschling’s Participation Agreement is attached to this Current Report on Form 8-K as Exhibit 99.1 and is hereby incorporated by reference herein and a copy of Mr. Franzi’s Participation Agreement is attached to this Current Report on Form 8-K as Exhibit 99.2 and is hereby incorporated by reference herein.

As previously reported on a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 3, 2005 (the “May 2005 Form 8-K”) the Board adopted the Change in Control Plan on April 27, 2005.  The Company previously filed the Change in Control Plan, the Form of Participation Agreement under the Change in Control Plan (Version 1/Persons with an Employment and/or Severance Agreement), and the Form of Participation Agreement under the Change in Control Plan (Version 2/Persons without an Employment or Severance Agreement) as Exhibits 10.1, 10.2 and 10.3 to the May 2005 Form 8-K, respectively.  The foregoing description of the Change in Control Plan does not purport to be complete and is qualified in its entirety by reference to the disclosure made in the May 2005 Form 8-K.  The Form of Participation Agreement previously filed as Exhibit 10.3 to the May 2005 Form 8-K was utilized as the form for the Participation Agreements for Messrs. Gottschling and Franzi.

Stock Option Grants

On January 12, 2006, the Compensation Committee awarded to Ulrich E. Gottschling a nonqualified stock option (the “Gottschling Option”) to purchase 100,000 shares of the Company’s common stock, par value $.001 per share (“Common Stock”), pursuant to the Company’s Amended and Restated 1996 Long-Term Incentive Plan, as Amended (the “Incentive Plan”).  The per share exercise price of the Gottschling Option is $6.20, the closing sales price of a share of Common Stock on the Nasdaq Stock Market on January 12, 2006, such price representing the fair market value of a share of Common Stock under the Incentive Plan on the date of grant.  The Gottschling Option shall vest and become exercisable as to 25% on January 12, 2007, and as to one-sixteenth every three months during the next three successive years thereafter.  Mr. Gottschling’s Option includes a provision that in the event of an accelerated vesting of options pursuant to the Incentive Plan during the first six months of his employment (i.e., on or before June 30, 2006), options to purchase 33,334 of the shares of Common Stock shall be subject to accelerated vesting, and thereafter all options subject to this grant shall be subject to accelerated vesting.  The Gottschling Option shall expire ten years after the date of grant.  Mr. Gottschling and the Company have entered into a Nonqualified Stock Option Agreement dated January 12, 2006 (the “Gottschling Option Agreement”).  The foregoing description of the Gottschling Option Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Gottschling Option Agreement which is attached to this Current Report on Form 8-K as Exhibit 99.6 and is hereby incorporated by reference herein.

On January 12, 2006, the Compensation Committee also awarded to Sarah Yang, Vice President, Software Engineering of the Company a nonqualified stock option (the “Yang Option”) to purchase 10,000 shares of Common Stock pursuant to the Incentive Plan.  The per share exercise price of the Yang Option is $6.20, the closing sales price of a share of Common Stock on the Nasdaq Stock Market on January 12, 2006, such price representing the fair market value of a share of Common Stock under the Incentive Plan on the date of grant  The Yang Option shall vest and become exercisable as to 25% on the January 12, 2007 and as to one-sixteenth every three months during the next three successive years thereafter.  The Yang Option will accelerate upon a “Change of Control” as defined in the Incentive Plan.  The Yang Option shall expire ten years after the date of grant.  Ms. Yang and the Company have entered into a Nonqualified Stock Option Agreement dated January 12, 2006 (the “Yang Option Agreement”).  The foregoing description of the Yang Option Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Yang Option Agreement which is attached to this Current Report on Form 8-K as Exhibit 99.7 and is hereby incorporated by reference herein.  The Company also has filed its updated form of Nonqualified Stock Option Agreement for its Amended and Restated 1996 Long-Term Incentive Plan, as Amended, as Exhibit 99.8.

Annual Base Salary Adjustments

On January 12, 2006, the Compensation Committee ratified and approved an increase in the annual base salary for Alan Kraemer, Executive Vice President, Chief Technology Officer of the Company, from $233,000 to $260,960 per year, effective as of December 21, 2005.  The Compensation Committee also ratified and approved, as of November 18, 2005, a decrease in the annual base pay of Jennifer Drescher, the Company’s former Vice President of Communications, from $150,000 to $110,000 per year to reflect Ms. Drescher’s voluntary reduction of her minimum weekly hours requirement.  On January 12, 2006, the Board appointed Ms. Drescher as Director of Sales Operations, a non-officer position.

Item 9.01.  Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Participation Agreement for Ulrich E. Gottschling under the SRS Labs, Inc. 2005 Change in Control Protection Plan, dated January 12, 2006.
99.2	Participation Agreement for Michael Franzi under the SRS Labs, Inc. 2005 Change in Control Protection Plan, dated January 12, 2006.
99.3

SRS Labs, Inc. 2005 Change in Control Protection Plan, previously filed with the SEC as Exhibit 10.1 to a Current Report on Form 8-K filed with the SEC on May 5, 2005, which is incorporated herein by reference.

99.4

Form of Participation Agreement under the SRS Labs, Inc. 2005 Change in Control Protection Plan (Version 1/ Persons with an Employment and/or Severance Agreement), previously filed with the SEC as Exhibit 10.2 to a Current Report on Form 8-K filed with the SEC on May 5, 2005, which is incorporated herein by reference.

99.5

Form of Participation Agreement under the SRS Labs, Inc. 2005 Change in Control Protection Plan (Version 2/ Persons without an Employment or Severance Agreement), previously filed with the SEC as Exhibit 10.3 to a Current Report on Form 8-K filed with the SEC on May 5, 2005, which is incorporated herein by reference.

99.6	Nonqualified Stock Option Agreement By and Between SRS Labs, Inc. and Ulrich E. Gottschling, dated January 12, 2006.
99.7	Nonqualified Stock Option Agreement By and Between SRS Labs, Inc. and Sarah Yang, dated January 12, 2006.
99.8	Form of Nonqualified Stock Option Agreement under the SRS Labs, Inc. 1996 Amended and Restated Long-Term Incentive Plan, as Amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SRS LABS, INC.,
a Delaware corporation

Date: January 17, 2006	By:	/S/ Thomas C.K. Yuen
Thomas C.K. Yuen
Chairman and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	Participation Agreement for Ulrich E. Gottschling under the SRS Labs, Inc. 2005 Change in Control Protection Plan, dated January 12, 2006.
99.2	Participation Agreement for Michael Franzi under the SRS Labs, Inc. 2005 Change in Control Protection Plan, dated January 12, 2006.
99.3

SRS Labs, Inc. 2005 Change in Control Protection Plan, previously filed with the SEC as Exhibit 10.1 to a Current Report on Form 8-K filed with the SEC on May 5, 2005, which is incorporated herein by reference.

99.4

Form of Participation Agreement under the SRS Labs, Inc. 2005 Change in Control Protection Plan (Version 1/ Persons with an Employment and/or Severance Agreement), previously filed with the SEC as Exhibit 10.2 to a Current Report on Form 8-K filed with the SEC on May 5, 2005, which is incorporated herein by reference.

99.5

Form of Participation Agreement under the SRS Labs, Inc. 2005 Change in Control Protection Plan (Version 2/ Persons without an Employment or Severance Agreements), previously filed with the SEC as Exhibit 10.3 to a Current Report on Form 8-K filed with the SEC on May 5, 2005, which is incorporated herein by reference.

99.6	Nonqualified Stock Option Agreement By and Between SRS Labs, Inc. and Ulrich E. Gottschling, dated January 12, 2006.
99.7	Nonqualified Stock Option Agreement By and Between SRS Labs, Inc. and Sarah Yang, dated January 12, 2006.
99.8	Form of Nonqualified Stock Option Agreement under the SRS Labs, Inc. 1996 Amended and Restated Long-Term Incentive Plan, as Amended.